Three First National Plaza
70 West Madison Street, Suite 3300
Chicago, Illinois 60602-4207
312  372-1121
Fax  312  372-2098


JANET D. OLSEN
312 807-4311
jolsen@bellboyd.com


September 11, 1998

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Fasciano Fund, Inc.
1933 Act Registration No.  33-23997
1940 Act Registration No. 811-5602


Ladies and Gentlemen:

     On behalf of Fasciano Fund, Inc. (the "Fund"), we are transmitting for electronic filing under the Securities Act of 1933 and the Investment Company Act of 1940 post-effective amendment no. 10 to the Fund's registration statement under the 1933 Act, which is also amendment no. 12 to its registration statement under the 1940 Act, including all exhibits thereto.

     This filing is being made pursuant to Rule 485(b) under the Securities Act of 1933, with a designated effective date of September 11, 1998. We have advised the registrant in connection with the preparation of this amendment, and in that connection we have reviewed the amendment. In accordance with Rule 485(e), we confirm that in our judgment the amendment does not contain any disclosure that would render the amendment ineligible to become effective pursuant to Rule 485(b).

     Very truly yours,

     BELL, BOYD & LLOYD

     By:  /s/ Janet D. Olsen
          Janet D. Olsen

Securities and Exchange Commission
January 13, 1997


As filed with the Securities and Exchange Commission on September 11, 1998

                                        Securities Act registration no. 33-23997
                                        Investment Company Act file no. 811-5602

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [X]
                        POST-EFFECTIVE AMENDMENT NO. 10                    [X]
                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
                                AMENDMENT NO. 12                           [X]

                              FASCIANO FUND, INC.
                                  (Registrant)

                       190 S. LaSalle Street, Suite 2800
                            Chicago, Illinois 60603

                        Telephone number:  312/444-6050

          Michael F. Fasciano                     Janet D. Olsen
          Fasciano Company, Inc.                  Bell, Boyd & Lloyd
          Suite 2800                              Suite 3200
          190 S. LaSalle Street                   70 West Madison Street
          Chicago, Illinois  60603                Chicago, Illinois  60602

                              (Agents for service)
Amending Parts A, B and C and filing exhibits

     It is proposed that this filing will become effective:
-------   immediately upon filing pursuant to paragraph (b) of rule 485
---X---   on September 11, 1998 pursuant to paragraph (b) of  rule 485
-------   60 days after filing pursuant to paragraph (a)(1) rule 485(a)
-------   on            pursuant to paragraph (a)(1) rule 485(a)
-------   75 days after filing pursuant to paragraph (a)(2) of rule 485
-------   on            pursuant to paragraph (a)(2) of rule 485

  Registrant intends to file its Rule 24f-2 Notice for the fiscal year ending
                 June 30, 1998 on or before September 28, 1998.


                              FASCIANO FUND, INC.

         Cross-reference sheet pursuant to rule 495(a) of Regulation C

     Item           Location or caption*
     ----           --------------------

                    Part A (prospectus)
                    -------------------

     1(a) & (b)     Front cover

     2(a)           Fund Expenses
      (b)-(c)       Not applicable

     3(a)           Financial Highlights
      (b)           Not applicable
      (c)-(d)       Performance Information

     4(a)(i)        Other Information
      (a)(ii)&(b)   Investment Objectives and Policies;Investment Restrictions
      (c)           Investment Risks

     5(a)           Management of the Fund
      (b)           Management of the Fund; back cover
      (c)           Management of the Fund
      (d)           Management of the Fund
      (e)           Back cover
      (f)           Management of the Fund
      (g)           Not applicable

     5A             The information called for is contained in the
                      fund's annual report.

     6(a)           Other Information
      (b)-(d)       Not applicable
      (e)           Other Information
      (f)           Dividends and Distributions
      (g)           Taxation

     7              Purchasing Shares
      (a)           Not Applicable
      (b)           Purchasing Shares; Net Asset Value
      (c)           Purchasing Shares
      (d)           Purchasing Shares; front cover
      (e)-(f)       Not Applicable

     8(a)           Redeeming Shares
      (b)           Purchasing Shares
      (c) & (d)     Redeeming Shares

     9              Not applicable

                    Part B (Statement of Additional Information)
                    --------------------------------------------

     10(a) & (b)    Front cover

     11             Table of Contents

     12             History of the Fund

     13(a)-(c)      Investment Policies; Investment Restrictions
       (d)          Not applicable

     14(a) & (b)    Directors and Officers
       (c)          Not applicable

     15(a)          Not applicable
       (b)          Certain Shareholders
       (c)          Directors and Officers

     16(a) & (b)    Investment Adviser
       (c)          Not applicable
       (d)          Administrator, Custodian and Transfer Agent
       (e)-(g)      Not applicable
       (h)          Administrator, Custodian and Transfer Agent,
                      Independent Public Accountants
       (i)          Not applicable

     17(a)          Portfolio Transactions
       (b)          Not applicable
       (c) & (d)    Portfolio Transactions
       (e)          Not applicable

     18             Not applicable

     19(a)          Purchasing and Redeeming Shares
       (b)          Purchasing and Redeeming Shares;
                      Financial Statements
       (c)          Purchasing and Redeeming Shares

     20             Additional Tax Information

     21(a)-(c)      Not applicable

     22(a)          Not applicable
       (b)          Performance Information

     23             Financial Statements

                    Part C (Other Information)
                    --------------------------

     24             Financial statements and exhibits

     25             Persons controlled by or under common control
                      with registrant

     26             Number of holders of securities

     27             Indemnification

     28             Business and other connections of
                      investment adviser

     29             Principal underwriters
     30             Location of accounts and records

     31             Management services

     32             Undertakings

                                   PROSPECTUS
                              FASCIANO FUND, INC.
                              (FASCIANO FUND LOGO)
                               Chicago, Illinois
                               September 11, 1998

                                   PROSPECTUS

                              FASCIANO FUND, INC.
                              (A NO-LOAD FUND)

                                September 11, 1998

                              [FASCIANO FUND LOGO]
                            190 SOUTH LASALLE STREET
                                   SUITE 2800
                            CHICAGO, ILLINOIS 60603
                                 (312) 444-6050
                                 (800) 848-6050
                        WEB SITE: www.fascianofunds.com
                         E-MAIL: info@fascianofunds.com

                 INVESTMENT OBJECTIVE: LONG-TERM CAPITAL GROWTH

                           NO SALES OR 12b-1 CHARGES

         MINIMUM INVESTMENT                     PLANS AVAILABLE
         ------------------                     ---------------
   REGULAR AND ROTH IRA ACCOUNTS          INDIVIDUAL RETIREMENT ACCOUNT (IRA)
     Initial investment:  $1,000
     Subsequent investments:  $100        ROTH IRA

   AUTOMATIC INVESTMENT PLAN              EDUCATION IRA
     No initial investment required         Initial Investment: $500
     Each automatic investment: $50
                                          SEP-IRA
   SYSTEMATIC WITHDRAWAL PLAN
                                          SIMPLE-IRA

This prospectus sets forth concisely information you should know before investing. Please read it carefully and retain it for future reference. A Statement of Additional Information dated the date of this prospectus and containing more information about the Fund has been filed with the Securities and Exchange Commission (SEC) and (together with any supplements thereto) is incorporated herein by reference. The Statement of Additional Information is available without charge at the address and telephone number set forth above. The Statement of Additional Information, material incorporated by reference, and other information that has been electronically filed, is also available on the SEC's web site (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CON TRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS
                                                                       Page

FUND EXPENSES                                                          1
      Shareholder Transaction Expenses                                 1
      Annual Fund Operating Expenses                                   1
FINANCIAL HIGHLIGHTS                                                   2
INVESTMENT OBJECTIVES AND POLICIES                                     3
INVESTMENT RISKS                                                       3
INVESTMENT RESTRICTIONS                                                4
PERFORMANCE INFORMATION                                                4
PURCHASING SHARES                                                      5
REDEEMING SHARES                                                       7
ACCOUNT REGISTRATION                                                   9
NET ASSET VALUE                                                        9
IRA PLANS                                                              9
MANAGEMENT OF THE FUND                                                10
      Directors and Investment Adviser                                10
      Administrator                                                   10
      Fees and Expenses                                               10
      Portfolio Transactions                                          11
DIVIDENDS AND DISTRIBUTIONS                                           11
TAXATION                                                              11
OTHER INFORMATION                                                     12

                                 FUND EXPENSES

The following table illustrates all expenses and fees that a shareholder of the Fund will bear.

                        SHAREHOLDER TRANSACTION EXPENSES

     Maximum Sales Load Imposed on Purchases                        None
     Maximum Sales Load Imposed on Reinvested Dividends             None
     Deferred Sales Load                                            None
     Redemption Fees (a)<F1>                                        None

(a)<F1> A shareholder requesting payment of redemption proceeds by wire must pay the cost of the wire (currently $12). That charge and any similar service fee may be changed without prior notice to shareholders.

                             ANNUAL FUND OPERATING
                 (stated as a percentage of average net assets)

     Management Fees                                               1.0%
     12b-1 Fees                                                    None
     Other Expenses                                                0.3%
                                                                   ----
         Total Fund Operating Expenses                             1.3%

                                EXAMPLE

     You would pay the following expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual rate of return (as required by the Securities and Exchange Commission for purposes of this example), (2) the same operating expense percentage that the Fund experienced in the past fiscal year, (3) reinvestment of all dividends and capital gain distributions and (4) redemption at the end of each period:

           ONE YEAR     THREE YEARS     FIVE YEARS     TEN YEARS
           --------     -----------     ----------     ---------
             $13            $41            $71            $157

     The table and example are intended to help you understand the costs and expenses that an investor in the Fund bears, directly or indirectly. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     Although information such as that shown above is useful in reviewing the Fund's expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods.

                              FINANCIAL HIGHLIGHTS

     The table below reflects the results of the Fund's operations for a share outstanding throughout the periods shown below and has been audited by Arthur Andersen LLP, the Fund's independent public accountants. This table should be read in conjunction with the Fund's financial statements and notes thereto, which are incorporated by reference into the Statement of Additional Information and which may be obtained from the Fund upon request without charge.



                                                                        YEAR ENDED JUNE 30,
                                     ----------------------------------------------------------------------------------------------
                                     1998     1997     1996     1995     1994     1993     1992     1991     1990    1989(A)<F3>
                                     ----     ----     ----     ----     ----     ----     ----     ----     ----    -------
Net asset value at
  beginning of year                 $27.53  $24.33   $20.17   $17.34   $17.74   $16.30   $15.67   $14.20   $12.72   $11.22

Income from investment
  operations
 Net investment income (loss)         0.16   (0.03)   (0.05)   (0.24)   (0.05)   (0.05)    0.03     0.11     0.11     0.25
 Net realized and unrealized
   gain on securities                 8.71    3.82     5.55     4.21     0.65     1.95     0.99     1.87     1.57     1.94
                                   -------  ------   ------   ------   ------   ------   ------   ------   ------   ------
  Total from investment operations    8.87    3.79     5.50     3.97     0.60     1.90     1.02     1.98     1.68     2.19

Less distributions:
 Dividends from net
   investment income                  0.00    0.00     0.00     0.00     0.00     0.00    (0.02)   (0.12)   (0.12)   (0.12)
 Distributions from
   realized gains
   on securities                     (1.49)  (0.59)   (1.34)   (1.14)   (1.00)   (0.46)   (0.36)   (0.38)   (0.03)   (0.56)
 Provision for income tax on
   realized gains                     0.00    0.00     0.00     0.00     0.00     0.00    (0.01)   (0.01)   (0.05)   (0.01)
                                   -------  ------   ------   ------   ------   ------   ------   ------   ------   ------
  Total distributions
    and taxes                        (1.49)  (0.59)   (1.34)   (1.14)   (1.00)   (0.46)   (0.39)   (0.51)   (0.20)   (0.69)
                                   -------  ------   ------   ------   ------   ------   ------   ------   ------   ------
Net asset value at end of year      $34.91  $27.53   $24.33   $20.17   $17.34   $17.74   $16.30   $15.67   $14.20   $12.72
                                   -------  ------   ------   ------   ------   ------   ------   ------   ------   ------
                                   -------  ------   ------   ------   ------   ------   ------   ------   ------   ------

Total return                         33.2%   15.8%    28.3%    24.1%     3.3%    11.8%     6.5%    14.8%    12.9%    30.4%*<F2>

Ratios/Supplemental Data:
 Net assets at end
   of year
   (in thousands)                  $94,957 $42,121  $28,981  $20,868  $16,582  $15,458  $10,564 $  7,445 $  5,196 $  3,574
 Expenses, excluding
   provision for taxes, to
   average net assets (b)<F4>         1.3%    1.4%     1.5%     1.7%     1.7%     1.7%     1.7%     1.9%     2.0%     0.6%*<F2>
 Net investment
   income (loss) before taxes
   to average net assets (c)<F5>     0.24%  (0.4)%   (0.3)%   (0.6)%   (0.3)%   (0.3)%     0.2%     0.7%     0.9%     3.3%*<F2>
 Portfolio turnover rate             49.8%   41.0%    45.6%    37.9%    99.0%    43.2%    29.0%     7.7%    57.2%    25.1%


*<F2>Annualized.
(a)<F3>From November 10, 1988, the date on which shares were first offered for sale to the public.
(b)<F4>If the Fund had paid all of its expenses, excluding provision for Federal income tax, and there had been no reimbursement by the investment adviser, this ratio would have been 2.7% for the period ended June 30, 1989 and 2.1% for the year ended June 30, 1990.
(c)<F5>If the Fund had paid all of its expenses, excluding provision for Federal income tax, and there had been no reimbursement by the investment adviser, this ratio would have been 1.2% for the period ended June 30, 1989 and 0.8% for the year ended June 30, 1990.



                       INVESTMENT OBJECTIVES AND POLICIES

     The primary investment objective of the Fund is long-term capital growth. Current income is considered in selecting securities, but its importance is secondary to capital growth. There can be no assurance that the Fund will achieve its investment objective.

     The Fund invests in common stocks based on their potential for capital appreciation, as determined by the Fund's investment adviser, Fasciano Company, Inc. (the "Adviser"). The Adviser selects common stocks based on qualitative and quantitative parameters, including market capitalization, business opportunities, financial condition, and insider ownership. Ultimately, investments selected for the Fund are those that are determined by the Adviser to offer the greatest value in terms of growth potential relative to price.

     In the opinion of the Adviser, smaller companies (having market capitalizations of less than one billion dollars) are more likely to sustain higher long-term rates of growth, and therefore present better opportunities for long-term capital growth than larger companies. Furthermore, smaller companies are not as widely followed by institutional investors and are more likely to be undervalued. However, the Fund may hold the stocks of small companies which grow into medium-size companies, and may invest in larger companies that present attractive opportunities for long-term capital growth.

     The Fund invests in companies on a long-term basis and emphasizes long-term investment performance. The Adviser has an investment time horizon of three to five years. Prospective investors should invest in the Fund with a time horizon of three years or longer to be consistent with the Adviser. From time to time, however, the Fund may invest on a short-term basis or may sell within a few months securities purchased on a long-term basis.

     The Fund is ordinarily substantially fully invested and does not attempt to invest based on a market timing strategy. The Fund expects that the major portion of its portfolio will at all times be invested in common stocks and securities having common stock characteristics, including securities convertible into common stocks, and rights and warrants to purchase common stocks. The Fund may invest in corporate or government obligations or hold cash or cash equivalents if a temporary defensive position is considered advisable.

                                INVESTMENT RISKS

     All investments, including those in mutual funds, have risks and the Fund is not intended to present a balanced investment program. The Fund invests mostly in common stocks, which represent an equity (ownership) interest in a corporation. This ownership interest often gives the Fund the right to vote on measures affecting that company's organization and operations. Over time, common stocks have historically provided superior long-term capital growth potential. However, stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. As a result, the Fund should be considered a LONG-TERM investment, designed to provide the best results when held for several years or more. The Fund may not be a suitable investment if you have a short-term investment horizon or are unwilling to accept fluctuations in share price, including significant declines over a given period.

     The Fund invests in the common stocks of small companies. The securities of small companies, as a class, have shown market behavior which has had periods of favorable results and other periods of less favorable results relative to larger companies as a class. Stocks of small companies tend to be more volatile and less liquid than stocks of large companies. Small companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure, and may have a smaller public market for their shares.

     The Fund's investment objective may be changed by the board of directors without shareholder approval. The Fund will notify shareholders at least 30 days prior to a change in the Fund's investment objective. If there is a change in the Fund's investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs. There can be no assurance that the Fund will achieve its objective.

                            INVESTMENT RESTRICTIONS

The Fund will not:

     1. Invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except in U.S. government obligations;

     2.   Acquire securities of any one issuer which at the time of investment
(a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

     3. Invest more than 10% of its net assets (valued at the time of investment) in securities for which there is no ready market (including restricted securities and repurchase agreements maturing in more than seven days); or

     4. Borrow, except in amounts up to 10% of its total assets, provided (i) that the total of reverse repurchase agreements and such borrowings will not exceed 5% of the Fund's total assets and (ii) the Fund will not purchase securities when its borrowings exceed 5% of total assets.

     These restrictions cannot be changed without the approval of a "majority of the outstanding" shares of the Fund as defined in the Investment Company Act of 1940. All of the Fund's investment restrictions are listed in the Statement of Additional Information.

                            PERFORMANCE INFORMATION
     From time to time, in advertisements or sales literature, the Fund may present information about its performance, including "total return" and "average annual total return" on a hypothetical investment in Fund shares.

     Total return for a period is the percentage change in value during the period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gain distributions. Average annual total return is the average annual compounded rate of change in value represented by the total return for the period. The effect of income taxes will not be taken into account. Performance information supplied by the Fund may not provide a basis of comparison with other investments using different reinvestment assumptions or time periods.

     The Fund may also compare its performance to various stock indices (groups of unmanaged common stocks), such as the S&P 500, the NASDAQ Composite (OTC) and the Russell 2000, or to the Consumer Price Index or groups of comparable mutual funds, including ranking determined by Lipper Analytical Services, Inc., an independent service that monitors the performance of over 1,000 mutual funds, Morningstar, Inc., or another service.

     Performance of the Fund will vary from time to time, and past results are not necessarily indicative of future results. Information about the Fund's performance is contained in the Fund's annual report which may be obtained free of charge by calling (800) 848-6050.

                               PURCHASING SHARES

     You may purchase shares of the Fund at net asset value by check, by wire or through the Fund's Automatic Investment Plan. There are no sales commissions or underwriting discounts. The minimum initial investment is $1,000 (except for an Automatic Investment Plan) and minimum subsequent investments are $100 (excluding reinvestments of dividends and capital gain distributions), or $50 under the Automatic Investment Plan described below. The purchase price of Fund shares is the net asset value per share next determined after your Share Purchase Application (for a new account) and funds are received in proper order and accepted by the Fund or its authorized agent. See "Net Asset Value."

     Purchasing shares by check. To purchase shares by check, complete and sign the Share Purchase Application at the back of this prospectus and mail it, with a check in U.S. dollars drawn on a U.S. bank for the total purchase price, to the Fund's transfer agent, FIRSTAR TRUST COMPANY, P.O. BOX 701, MILWAUKEE, WISCONSIN 53201-0701.

     Purchasing shares by wire. You may also pay for Fund shares by wire transfer of the purchase price. Before wiring funds, call Firstar Trust Company ("Firstar") at (800) 982-3533 to ensure prompt and accurate handling of your investment. Then instruct your bank to wire the purchase price to "Firstar Bank-Milwaukee N.A., ABA number 075000022, Credit Firstar Trust Company, Account 112-952-137, Further Credit: Fasciano Fund, Inc., Attention: Mutual Fund Department (shareholder name; account number)". Your bank may charge you a fee for sending the wire. The Fund is not responsible for the consequences of delays, including delays in the banking or Federal Reserve wire system.

     Purchasing shares by telephone. To purchase shares by telephone, call Firstar at (800) 982-3533. You may not make an initial purchase by telephone, but you may make subsequent investments to an existing account. The minimum telephone purchase amount is $1,000. Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone transactions. Your telephone purchase order must be received by Firstar before the close of regular session trading on the New York Stock Exchange (generally 3:00 p.m., Central time) to receive the net asset value calculated for that day. In an effort to reduce the risk of unauthorized or fraudulent transactions by telephone, the Fund and Firstar employ procedures reasonably designed to confirm that such instructions by telephone are genuine. The procedures used include requiring an investor to provide the account number, recording all such telephone instructions and confirming all telephone transactions in writing to the shareholder at the address on Firstar's records. The Fund may implement other procedures from time to time. If reasonable procedures are not used, the Fund and/or Firstar may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions.

     Automatic Investment Plan. The Automatic Investment Plan allows you to purchase shares by an electronic transfer of funds at regular monthly intervals from your bank checking account, money market account, NOW account or savings account.

     There is no minimum initial investment if you enroll in the Automatic Investment Plan when you open your account. Your account will be debited and shares will be purchased at regular monthly intervals of your choosing. You may join the Automatic Investment Plan by completing that portion of the Share Purchase Application or filling out a separate Automatic Investment Plan Application which you may obtain from the Fund or the transfer agent. You may cancel your participation in the Plan or change the amount of purchase or the day each month on which shares are purchased at any time by calling (800) 982-3533 or by writing to the Fund, c/o FIRSTAR TRUST COMPANY, P. O. BOX 701, MILWAUKEE, WISCONSIN 53201-0701. The change or cancellation will be effective five business days following receipt. For details on how to change your Plan options or terminate the Plan by telephone, see "Account Registration."

     Each investment through the Automatic Investment Plan must be at least $50 and not more than $50,000. For you to participate in the Plan, your bank or other financial institution must be an Automated Clearing House member. It will take about 15 days for Firstar to process your Automatic Investment Plan enrollment. The Fund may modify or terminate the Automatic Investment Plan at any time or charge a service fee, although no such fee is currently contemplated.

     General. Each investment in shares of the Fund, including dividends and capital gain distributions reinvested in Fund shares, is acknowledged by a statement showing the number of shares purchased, the net asset value at which the shares are purchased, and the new balance of Fund shares owned. Generally the Fund does not issue stock certificates for the shares, although stock certificates in full share amounts will be furnished upon your written request. Fractional shares, if any, will be carried on the books of the Fund without the issuance of certificates.

     The Fund reserves the right not to accept purchase orders under circumstances or in amounts considered disadvantageous to existing shareholders, or which do not include properly certified social security or taxpayer identification numbers. In addition to any loss sustained by the Fund, Firstar will charge a fee (currently $15) for any check that is returned for insufficient funds.

     The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of purchase applications does not constitute receipt by Firstar Trust company or the Fund. Do not mail letters by overnight courier to the post office box address. CORRESPONDENCE SENT BY OVERNIGHT COURIER should be addressed to Firstar Trust Company, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

     Purchases and redemptions through dealers. You may purchase or redeem shares of the Fund through some broker-dealers, banks or other institutions that have made Fund shares available to their customers ("financial services companies"). Some financial services companies may charge fees to their customers, including fees on purchases or redemptions of Fund shares. Those charges, if imposed, could constitute a substantial portion of a smaller account and may not be in your best interest. Some financial services companies charge no fees or fewer fees to their customers. However, for accounting and shareholder services provided by such company with respect to Fund shares held by that company for its customers, the company may charge a fee (generally a percentage of the annual average value of those accounts).

     The Fund may also enter into an arrangement with some financial services companies authorizing the company to process purchase orders or redemption requests on behalf of the Fund on an expedited basis, including requesting share redemptions by telephone (an "authorized agent"). Receipt of a purchase order or redemption request by an authorized agent will be deemed to be receipt by the Fund for purposes of determining the net asset value of Fund shares to be purchased or redeemed.

     For purchase orders placed through an authorized agent, a shareholder will pay the Fund's net asset value per share next computed after the receipt by the authorized agent of such purchase order, plus any applicable transaction charge imposed by the agent. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect the net asset value per share next computed after the receipt by the authorized agent of the redemption order, less any redemption fees imposed by the agent.

                                REDEEMING SHARES

     Redeeming shares in writing. The Fund will redeem all or any part of your shares upon your written request delivered to the Fund's transfer agent, Firstar Trust Company, P. O. Box 701, Milwaukee, Wisconsin 53201-0701, or to an authorized agent of the Fund, as described above.

     Your redemption request must:

(1) specify the number of shares or the dollar amount to be redeemed, unless all shares are to be redeemed;

(2)  be signed by all owners exactly as their names appear on the account;

(3) include a signature guarantee if the shares to be redeemed have a value of more than $25,000, or if the redemption proceeds are to be sent to an address different from the address in the Fund's records; the guarantor must be a bank, member firm of a national securities exchange, savings and loan association, credit union or other entity authorized by state law to guarantee signatures (a notary public is not an acceptable guarantor); and
                                              ---

(4) be accompanied by properly endorsed stock certificates representing the shares to be redeemed, if they are represented by certificates.

    In the case of shares held by a corporation, the redemption request must be signed in the name of the corporation by an officer whose title must be stated, and a certified bylaw provision or resolution of the board of directors authorizing the officer to so act must be furnished. In the case of a trust or a partnership, the signature must include the name of the registered shareholder and the title of the person signing on its behalf. Redemption requirements for shares held under a Fasciano Fund IRA are described in sepa rate disclosure information for the plan. Under certain circumstances, before the shares can be redeemed, additional documents may be required in order to verify the authority of the person seeking to redeem.

    The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of redemption requests does not constitute receipt by Firstar Trust Company or the Fund. Do not mail letters by overnight courier to the post office box address. CORRESPONDENCE SENT BY OVERNIGHT COURIER should be addressed to Firstar Trust Company, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

     Redeeming shares by telephone. To request a redemption by telephone, call Firstar at (800) 982-3533. Your shares will be redeemed at the net asset value next calculated after receipt of your redemption request. You may have the proceeds wired to your bank account or mailed to your address of record. Only one owner of a joint account is required to place a telephone redemption request. To reduce the risk of fraudulent telephone instructions, the proceeds of telephone redemptions may be sent only to your address of record or to a bank or brokerage account designated by you, in writing, on the purchase application or in a letter with the signature(s) guaranteed. In an effort to reduce the risk of unauthorized or fraudulent transactions by telephone, the Fund and the transfer agent employ procedures reasonably designed to confirm that such instructions by telephone are genuine. The procedures used include requiring an investor to provide the account number, recording all such telephone instructions and confirming all telephone transactions in writing to the shareholder at the address on Firstar's records. The Fund may implement other procedures from time to time. If reasonable procedures are not used, the Fund and/or Firstar may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for a loss for unauthorized transactions. You may not redeem shares held in an IRA account by telephone. During periods of volatile economic and market conditions, you may have difficulty making a redemption request by telephone, in which case you should request your redemption in writing. Telephone redemptions will not be allowed within 15 days of notification of a shareholder address change. In this case a signature guaranteed letter will be required. If you redeem shares by telephone and request a wire payment, your redemption proceeds will normally be paid in federal funds on the next business day provided that your redemption order is received by Firstar befre 3 p.m. Central time. Firstar will charge a $12 wire fee for each such payment.

     Systematic Withdrawal Plan. The Systematic Withdrawal Plan allows you to set up automatic redemptions at regular intervals from your account if you have a $10,000 minimum account balance. You may join the Systematic Withdrawal Plan by completing that portion of the Share Purchase Application or filling out a separate Systematic Withdrawal Plan Application which you may obtain from the Fund or the transfer agent. You may cancel your participation in the Plan or change the amount of withdrawal at any time by calling (800) 982-3533 or by writing to the Fund at, c/o FIRSTAR TRUST COMPANY, P. O. BOX 701, MILWAUKEE, WISCONSIN 53201-0701. The change or cancellation will be effective five business days following receipt. The Systematic Withdrawal Plan does not apply to Fund shares held in Individual Retirement Accounts. For details on how to change your Plan options or terminate the Plan by telephone, see "Account Registration."

     If you need more information on redemption procedures, including redemption of shares held in IRA and other retirement accounts, please call Firstar, the Fund's transfer agent, toll-free at (800) 982-3533.

     The redemption price per share is the net asset value determined as described under "Net Asset Value." There is no redemption charge imposed by the Fund or by Firstar. However, certain financial services companies through which you redeem your Fund shares may charge you a transaction fee for their services. See "Purchasing Shares." The redemption value of the shares may be more or less than your cost depending upon the value of the Fund's portfolio securities at the time of redemption.

     You may not cancel or revoke your redemption order once your instructions have been received. Payment for shares redeemed is made within seven days after receipt of a request for redemption in proper form by Firstar or by an authorized agent of the Fund. However, redemption payments for shares that were purchased by check may be delayed until the Fund can verify that the payment for the shares has been collected, which may take several days. The Fund reserves the right to suspend or postpone redemptions during any period when (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that exchange is closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

     If the Fund sends you a check (as payment of redemption proceeds, systematic withdrawal payment or a dividend or capital gain distribution you elected to receive in cash) and the check is returned "undeliverable" or remains uncashed for six months, the check will be canceled and the proceeds will be reinvested in the Fund at the net asset value per share on the date of cancellation. In addition, after that six-month period, your systematic withdrawal payments will be canceled and future withdrawals will occur only when requested, or your cash election will automatically be changed and future dividends and distributions will be reinvested in your account.

                              ACCOUNT REGISTRATION

     ADDRESS CHANGES on your account may be made by calling (800) 982-3533. The Fund will send you a written statement of the account to both your new and old addresses. Any written redemptions received within 15 days after the address change must be accompanied by a signature guarantee.

     AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN CHANGES may be made by telephone. Plan changes that may be made by telephone include increasing or decreasing investment (withdrawal) amounts, changing the frequency of investment (withdrawal) or terminating either Plan.

     DIVIDEND AND CAPITAL GAIN DISTRIBUTION CHANGES may also be made by telephone. A telephone request changing the reinvestment of dividend and capital gain distributions to the receipt of payment, will be honored only if the proceeds are to be sent to the address of record on the account. For more details, see "Dividends and Distributions."

     The Fund reserves the right to record all account registration changes made by telephone.

                                NET ASSET VALUE

     Share purchase and redemption orders will be priced at the Fund's net asset value next computed after such orders are received by: (i) Firstar, as transfer agent for the Fund; or (ii) an authorized agent of the Fund. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order or request in proper form. The net asset value of a share of common stock of the Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange on any day on which that exchange is open for trading. Closing time is generally 3:00 p.m. Central time, but is sometimes earlier. The net asset value of a share of the Fund is the value of the Fund's assets, less its liabilities, divided by the number of shares outstanding.

     Securities traded on a stock exchange are ordinarily valued on the basis of the last sale price on the date of valuation or, in the absence of any sale on that day, the closing bid price. Other securities are generally valued at the current bid price. Any securities for which there are no readily available market quotations and all assets other than securities will be valued at a fair value, as determined in good faith by the board of directors.

                                   IRA PLANS

     The Fund has master individual retirement account (IRA) plans which allow you to invest in the Fund using a regular IRA, Roth IRA, Education IRA, SEP-IRA or SIMPLE-IRA. Income and capital gains earned by an IRA are sheltered from taxation until withdrawal. The initial minimum investment in a Fasciano Fund IRA is $1,000 (except for an Education IRA, which has an initial minimum investment of $500). The plan also permits you to "roll over" to a Fasciano Fund IRA a lump sum distribution from a qualified pension or profit-sharing plan, including by a direct transfer from the plan trustee, thereby postponing your federal income tax on the distribution if rolled over within 60 days. Many distributions from qualified plans are subject to income tax withholding unless transferred directly from the plan to an IRA or another plan.
            --------

     Regular IRAs allow anyone of legal age and under 70 1/2 with earned income to save up to $2,000 per tax year. If your spouse has less than $2,000 in earned income, he or she may still contribute up to $2,000 to an IRA, as long as you and your spouse's combined earned income is at least $4,000.

     Roth IRAs allow single taxpayers with income up to $95,000 per year, and married couples with income up to $150,000 per year, to contribute up to $2,000, or $4,000, respectively, per year. Contributions to Roth IRAs are not tax-deductible, but withdrawals are tax-free if the Roth IRA has been held at least five years, and you are at least 59 1/2 or use the proceeds to purchase a first home.

     Education IRAs may be established on behalf of a beneficiary under age 18 to save for his or her education. Distributions from an Education IRA are tax-free as long as the proceeds are used to pay for "qualified higher education expenses." Single taxpayers with annual income up to $95,000, and married couples with annual income up to $150,000, are allowed to contribute up to $500 per year per beneficiary. The $500 annual maximum contribution is subject to reduction if the contributor's income exceeds those amounts.

     Small business owners or those with self-employment income may establish a Simplified Employee Pension Plan (SEP-IRA), which allows tax-deductible contributions of up to 15% of the first $160,000 of compensation per year for themselves and any eligible employees, subject to special rules designed to avoid discrimination. Savings Incentive Match Plan IRAs (SIMPLE IRAs) may be established by an employer (including a self-employed person) and enable all employees of the employer to elect to have up to $6,000 per year deducted from their paychecks on a before-tax basis and deposited directly into an account maintained for the individual employee. The employer is also generally required to make a contribution for each employee who elects to contribute.

     More information about regular and Roth IRAs, Education IRAs, SEP-IRAs and SIMPLE IRAs, including related documents and charges of Firstar, as custodian, may be obtained from the Fund.

     The Fund may also be used as an investment in other kinds of retirement plans, including Keogh or corporate profit-sharing and money purchase plans, 403(b) plans and 401(k) plans. All of these type of accounts must be established by the trustee of the plan. The Fund does not offer prototypes of these plans.

                             MANAGEMENT OF THE FUND

Directors and Investment Adviser. The board of directors has overall responsibility for the conduct of the Fund's affairs. Subject to the authority of the board of directors, the investment adviser, Fasciano Company, Inc. (the "Adviser"), furnishes continuous investment supervision and management to the Fund under an investment advisory agreement. The Adviser is a registered investment adviser wholly-owned by Michael F. Fasciano. As of the date of this prospectus, the Fund is the Adviser's only investment advisory client.

     Mr. Fasciano, who is president of the Fund and the Adviser, has been responsible for management of the Fund's portfolio since the Fund began operations. Mr. Fasciano is a Chartered Financial Analyst and has been employed in the securities industry since 1978. Before organizing the Adviser in 1986, Mr. Fasciano was a securities analyst and portfolio manager.

Administrator. Firstar Trust Company, Milwaukee, Wisconsin ("Firstar") is the Fund's administrator, custodian, transfer agent and fund accounting service provider. Under the supervision of the Adviser and the Fund's board of directors, Firstar generally assists the Fund in all aspects of its administration and operations. Firstar receives a monthly fee at the annual rate of 0.06% of the Fund's average daily net assets, subject to certain minimum annual fees described in the Statement of Additional Information.

Fees and Expenses. The Adviser manages the investment and reinvestment of the Fund's assets. At its own expense, the Adviser provides office space to the Fund and all necessary facilities, equipment and personnel for managing the assets of the Fund. For these services, the Adviser receives a monthly fee at the annual rate of 1% of the Fund's average daily net assets. The annual rate of fee is higher than that paid by most mutual funds. The Fund pays all of its operating expenses not specifically assumed by the Adviser, which amounted to 1.3% of the Fund's average net assets during the fiscal year ended June 30, 1998, including the advisory fee.

Portfolio Transactions. The Adviser places the orders for the purchase and sale of the Fund's portfolio securities. In doing so, the Adviser seeks to obtain the best combination of net price and execution, which involves a number of judgmental factors. When the Adviser believes that more than one broker or dealer is capable of providing the best combination of price and execution in a particular portfolio transaction, the Adviser often selects a broker or dealer that has furnished it with research services.

                        DIVIDENDS AND DISTRIBUTIONS

     The Fund intends to distribute substantially all its net investment income and any net capital gain realized from sales of the Fund's portfolio securities at least annually. Dividends and capital gain distributions, if any, are reinvested in additional shares of the Fund unless you have requested in writing or on your Share Purchase Application to have them paid to you by check or by automatic deposit to your bank account. For details on how to change your distribution option by telephone, see "Account Registration."

                                TAXATION

     The Fund intends to continue to qualify, as it has since it began offering its shares to the public, as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), in order to avoid payment of federal income tax on its net investment income and net capital gains to the extent that it distributes such amounts to shareholders.

     Dividends from net investment income and net short-term capital gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund. Distributions of net long-term capital gains are taxable to you as long term capital gains (currently at a maximum rate of 20%) regardless of the length of time you have held your shares in the Fund. Classification as long-term capital gain depends on how long the security sold had been held by the Fund. Long-term gains are those held from securities held more than one year.

     Distributions declared in December and paid in January are taxable as if they were paid on December 31. Every January, the Fund will send you and the IRS a Form 1099-DIV showing the amount of each taxable distribution you received during the year.

     If you purchase shares shortly before the record date for a distribution you will, in effect, receive a return of a portion of your investment, but the distribution will be taxable to you even if the net asset value of your shares is reduced below your cost. However, for federal income tax purposes your original cost would continue as your tax basis. If you realize a loss on the sale of Fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gain distributions you have received with respect to those shares.

     Redemptions are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

     If you fail to furnish your social security or other taxpayer identification number or to certify properly that it is correct, the Fund may be required to withhold 31% federal income tax ("backup withholding") from dividend, capital gain and redemption payments to you. Your dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the underreporting of certain income. These certifications are contained in the Share Purchase Application which you complete and return to the Fund when you make your initial investment.

                                OTHER INFORMATION

     The Fund was incorporated in Maryland on May 28, 1987, and commenced operations as a private investment company on August 1, 1987 at $10.00 per share. On June 30, 1988 the Fund registered as a diversified open-end management investment company under the Investment Company Act of 1940 and began offering its shares to the public on November 10, 1988.

     Each share of the Fund's capital stock, $.01 par value, is entitled to share pro rata in any dividends and other distributions on shares declared by the board of directors, to one vote per share in elections of directors and other matters presented to shareholders, and to equal rights per share in the event of liquidation.

     As a Maryland corporation registered as an investment company under the Investment Company Act of 1940, the Fund is not required to hold routine annual meetings and does not expect to do so. Maryland law permits shareholders to remove directors under certain circumstances and requires the Fund to assist in shareholder communications.

     Inquiries about purchases and redemptions of Fund shares, or about your account should be directed to Firstar, the Fund's transfer agent. Other inquiries regarding the Fund should be directed to the Fund. The addresses and telephone numbers of the Fund and Firstar are shown on the back cover.


   INVESTMENT ADVISER
      Fasciano Company, Inc.

   ADDRESS OF FUND AND ADVISER
      190 South LaSalle Street
      Suite 2800
      Chicago, Illinois  60603
      (312) 444-6050
      (800) 848-6050
      Web Site: www.fascianofunds.com
      E-mail: info@fascianofunds.com

   TRANSFER AGENT, DIVIDEND
   DISBURSING AGENT, ADMINSTRATOR AND CUSTODIAN
      Firstar Trust Company
      P.O. Box 701
      Milwaukee, Wisconsin 53201
      (414) 765-4124
      (800) 982-3533

   INDEPENDENT PUBLIC ACCOUNTANTS
      Arthur Andersen LLP
      Chicago, Illinois

   LEGAL COUNSEL
      Bell, Boyd & Lloyd
      Chicago, Illinois

(RECYCLE LOGO)
Printed on Recycled Paper


STATEMENT OF ADDITIONAL INFORMATION
September 11, 1998

FASCIANO FUND, INC.
                                        190 S. LaSalle Street
                                        Suite 2800
                                        Chicago, Illinois 60603
                                        (312) 444-6050
                                        (800) 848-6050
                                        Web Site:  www.fascianofunds.com
                                        E-mail:  info@fascianofunds.com

This statement of additional information is not a prospectus, but provides information about Fasciano Fund, Inc. (the "Fund") that should be read in conjunction with the Fund's prospectus dated September 11, 1998 (and any supplements thereto) and the Fund's financial statements included in its annual report to shareholders for the fiscal year ended June 30, 1998, a copy of which accompanies this statement of additional information.

The prospectus and additional copies of the annual report may be obtained without charge by writing or telephoning the Fund at the addresses or telephone numbers set forth above.

                                TABLE OF CONTENTS
                                                                    Page
History of the Fund                                                 B-2
Investment Policies                                                 B-2
Investment Restrictions                                             B-6
Performance Information                                             B-8
Investment Adviser                                                  B-10
Directors and Officers                                              B-10
Certain Shareholders                                                B-12
Purchasing and Redeeming Shares                                     B-13
Additional Tax Information                                          B-14
Portfolio Transactions                                              B-15
Administrator, Custodian and Transfer Agent                         B-16
Independent Public Accountants                                      B-17
Financial Statements                                                B-17
Appendix                                                            B-19

HISTORY OF THE FUND

     The Fund began operations as a private investment company, not registered under the Investment Company Act of 1940 (the "1940 Act"), on August 1, 1987. The Fund registered under the 1940 Act on June 30, 1988 and began offering its shares to the public on November 10, 1988.

INVESTMENT POLICIES

     The primary investment objective of the Fund is long-term capital growth. Current income is considered in selecting securities for the portfolio, but its importance is secondary to capital growth. The Fund's investment objective may be changed by the board of directors without shareholder approval.

DEBT SECURITIES

     The Fund may invest in debt securities, including debt securities that are not rated or are rated below investment grade by the recognized rating agencies (i.e., BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investor Services, Inc. ("Moody's")). There are no restrictions as to the ratings of debt securities acquired by the Fund or the portion of the Fund's assets that may be invested in debt securities in a particular ratings category, except that the Fund will not invest more than 5% of its assets in securities rated below investment grade ("junk bonds"). The Fund has no present intention of investing in junk bonds.

     Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

     To the extent the Fund invests in lower-rated debt securities, achievement by the Fund of its investment objective will be more dependent on the Adviser's credit analysis than would be the case if the Fund were investing in higher-quality debt securities. Since the ratings of rating services (which evaluate the safety of principal and interest payments, not market risks) are used only as preliminary indicators of investment quality, the Adviser employs its own credit research and analysis. These analyses may take into consideration such quantitative factors as an issuer's present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure.

     Medium- and lower-quality debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions. At June 30, 1998 the Fund held no debt securities other than short-term demand notes.

     A description of the ratings used by S&P and Moody's is included as an appendix to this statement of additional information.

FOREIGN SECURITIES

     The Fund may invest in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, exchange controls, tax provisions, political instability, expropriation of assets, other governmental restrictions and regulations and less available financial information) than does investment in securities of domestic issuers.

     The Fund will not invest more than 5% of its assets in foreign securities and will not invest in securities traded only or primarily in emerging markets. For this purpose, foreign securities do not include American Depository Receipts
(ADRs) or securities guaranteed by a United States person. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. As of June 30, 1998, the Fund held no foreign securities.

     To the extent positions in portfolio securities are denominated in foreign currencies, the Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. (See discussion of transaction hedging under "Currency Exchange Transactions.")

     Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

     Although the Fund intends to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social, or diplomatic developments that could affect investment in these nations.

     Currency Exchange Transactions.  Currency exchange transactions may be
     ------------------------------
conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

     Forward currency transactions may involve currencies of the different countries in which the Fund may invest and serve as hedges against possible variations in the exchange rate between these currencies. The currency transactions of the Fund are limited to transaction hedging involving specific transactions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities or the receipt of dividends or interest thereon. The Fund's intention not to invest more than 5% of its assets in foreign securities effectively limits the extent of its transactions in foreign currencies.

     If the Fund enters into a forward contract, the Fund's custodian will segregate assets of the Fund having a value equal to the Fund's commitment under such forward contract. At the maturity of the forward contract, the Fund may either sell the portfolio security related to the contract and deliver the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

UNSEASONED ISSUERS

     The Fund has the authority to invest up to 10% of its total assets in the securities of unseasoned issuers, but has no present intention of investing more than 5% of its total assets in such securities. An unseasoned issuer is an issuer that, together with predecessors, has been in operation less than three years. The Adviser believes that investment in securities of unseasoned issuers may provide opportunities for long-term capital growth, although the risks of investing in such securities are greater than with common stocks of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. At June 30, 1998, the Fund held no securities of unseasoned issuers.

ILLIQUID SECURITIES

     The Fund may invest up to 10% of its net assets, taken at market value, in securities for which there is no ready market ("illiquid securities"), including any securities that are not readily marketable either because they are restricted securities or for other reasons. Restricted securities are securities that have not been registered under the Securities Act of 1933 and are thus subject to restrictions on resale. A position in restricted securities might adversely affect the liquidity and marketability of a portion of the Fund's portfolio, and the Fund might not be able to dispose of its holdings in such securities promptly or at reasonable prices. In those instances where the Fund is required to have restricted securities held by it registered prior to sale by the Fund and the Fund does not have a contractual commitment from the issuer or seller to pay the costs of such registration, the gross proceeds from the sale of securities would be reduced by the registration costs and underwriting discounts. Any such registration costs are not included in the 10% limitation on the Fund's investment in restricted securities. The Fund does not expect to invest in illiquid securities during the next fiscal year.

REPURCHASE AGREEMENTS

     The Fund may enter into "repurchase agreements" pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. A repurchase agreement arises when the Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time the Fund holds the security and that is not related to the coupon rate on the purchased security. Such agreements generally have maturities of no more than seven days and could be used to permit the Fund to earn interest on assets awaiting long term investment. The Fund requires continuous maintenance by the custodian for the Fund's account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (i) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto, (ii) possible subnormal levels of income and lack of access to income during this period, and
(iii) expenses of enforcing its rights. The Fund will monitor the creditworthiness of firms with which it enters into repurchase agreements. Repurchase agreements maturing in more than seven days are considered illiquid securities. The Fund does not intend to invest in repurchase agreements during the next fiscal year.

PORTFOLIO TURNOVER

     The Fund normally invests on a long-term basis with an investment time horizon of three to five years. The Fund's portfolio turnover rates for its fiscal years ended June 30, 1998 and 1997 were 49.8% and 41.0%, respectively.

INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions, which cannot be changed without the approval of the holders of a majority of its shares, as defined in the Investment Company Act of 1940:

1. The Fund will not invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except in U.S. government obligations.

2. The Fund will not acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer.

3. The Fund will not invest more than 10% of its assets (valued at the time of investment) in securities of issuers with less than three years' operation (including predecessors).

4. The Fund will not invest more than 10% of its net assets (valued at the time of investment) in securities for which there is no ready market (including restricted securities and repurchase agreements maturing in more than seven days).

5. The Fund will not participate in a joint trading account, purchase securities on margin or sell securities short (unless the Fund owns an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such securities).1<F7>

6. The Fund will not act as an underwriter or distributor of securities other than its own capital stock, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale.

7. The Fund will not lend money, but this restriction shall not prevent the Fund from investing in (i) a portion of an issue of publicly distributed debt securities or (ii) repurchase agreements.

8. The Fund will not purchase or sell real estate or interests in real estate, although it may invest in marketable securities of issuers that invest in real estate or interests in real estate.

9. The Fund will not borrow, except that the Fund may borrow from banks as a temporary measure amounts up to 10% of its total assets (at the lower of cost or market at the time of the borrowing), provided (i) that the total of reverse repurchase agreements2<F8> and such borrowings will not exceed 10% of the Fund's total assets and (ii) the Fund will not purchase securities when its borrowings exceed 5% of total assets.

10. The Fund will not pledge any of its assets, except to secure indebtedness permitted by the Fund's investment restrictions.

11. The Fund will not invest for the purpose of exercising control or management of any company.

12. Not more than 25% of the value of the Fund's total assets, taken at market value at the time of the investment, will be concentrated in companies of any one industry.

13. The Fund will not purchase and sell commodities or commodity contracts, except that it may enter into forward contracts to hedge securities transactions made in foreign currencies.

In addition to the fundamental restrictions listed above, the 1940 Act provides that the Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets (valued at time of investment) in all investment company securities purchased by the Fund.

1<F7>     The Fund does not currently intend to sell securities short even under the conditions described in investment restriction 5.

2<F8>     The Fund does not currently intend to enter into reverse repurchase agreements.

PERFORMANCE INFORMATION

     From time to time the Fund may give information about its performance by quoting total return figures in advertisements and sales literature. "Total return" for a period is the percentage change in value of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average annual total return" is the average annual compounded rate of change in value represented by the total return for the period.

     Average annual total return is computed as follows:
                                                n
                                    ERV = P(1+T)
     Where:P = the amount of an assumed initial investment in Fund shares
           T = average annual total return
           N = number of years from initial investment to the end of the period ERV = ending redeemable value of shares held at the end of the period

     The Fund's Total Return and Average Annual Total Return for various periods ended June 30, 1998 is shown below:

                                                               Average Annual
                                            Total Return        Total Return
                                            ------------       -------------
1 year                                          33.19%               33.19%
5 years                                        153.62%               20.45%
10 years                                       370.05%               16.73%
Life of Fund3<F9>                              431.52%               16.53%

3<F9>From August 1, 1987 (commencement of operations). From its inception as a private investment company on August 1, 1987 to November 10, 1998, the Fund was not registered with the Securities and Exchange Commission and therefore was not subject to the investment restrictions imposed by the 1940 Act, and was not subject to the diversification requirements for regulated investment companies under Subchapter M of the Internal Revenue Code. If the Fund had been subject to those restrictions during that period, its return may have been lower.

     The Fund imposes no sales charges and pays no distribution expenses.
Income taxes payable by shareholders are not taken into account. The Fund's performance is a result of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that described above may be useful in reviewing the Fund's past performance and in providing some basis for comparison with other investment alternatives, it is not necessarily indicative of future performance and should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     The Fund may also compare its performance to various stock indices (groups of unmanaged common stocks), including the New York Stock Exchange Composite Index, Standard & Poor's 500 Stock Index, the NASDAQ Composite (OTC) Index, the Russell 2000 Index and the Dow Jones Industrial Average, or to the Consumer Price Index or groups of comparable mutual funds, including rankings determined by Lipper Analytical Services, Inc., an independent service that monitors the performance of mutual funds, or that of another independent service, including Morningstar, Inc.

     The Fund may cite its rating, recognition, or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a fund's risk score (which is a function of the fund's monthly returns less the 3-month T-bill return) from the fund's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star, and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk or both.

     Statistical Information. The Fund may use the statistical measures beta, R-squared and standard deviation to quantify aspects of risk or volatility. Beta is a measure of the Fund's sensitivity to market movements. It measures the relationship between the Fund's excess return over the risk-free rate (90-day Treasury bill) and the excess return of the benchmark index. The beta is calculated regressing the excess return for the Fund against the excess return for the benchmark index. By definition, the beta of the benchmark index is
1.00. Accordingly, a portfolio with a beta greater than 1.00 displays more volatility than the market, and a portfolio with a beta less than 1.00 displays less volatility than the market.

     R-squared reflects the percentage of the Fund's movements that are explained by movements in the benchmark index. An R-squared of 100 indicates that all movements of the Fund are completely explained by movements in the index. Conversely, a low R-squared means that very few of the Fund's movements are explained by movements in the benchmark index. An R-squared of 45, for example, reveals that only 45% of the Fund's movements can be explained by movements in its benchmark index. R-squared can also be used to ascertain the significance of a particular beta. Generally, a higher R-squared will indicate a more reliable beta figure. If the R-squared is lower, then the beta is less relevant to the Fund's performance.

     Standard deviation is a statistical measure of dispersion about an average, which, for the Fund, depicts how widely the returns varied over a certain period of time. The standard deviation of historical performance may be used to try to predict the range of future returns that are most likely for a given investment. When a Fund has a high standard deviation, the predicted range of performance is wide, implying greater volatility. Approximately 68% of the time, the total return of any given fund will vary from its average total return by no more than plus or minus the deviation figure. Ninety-five percent of the time a fund's total return will vary within a range of plus or minus two times the deviation from the average returns.

     Statistics may also be used to discuss the Fund's relative performance.
One such measure is alpha. Alpha is a measure of the difference between the Fund's actual return and its expected performance, given its level of risk (as measured by beta). A positive alpha figure indicates that the Fund performed better than its beta would predict. In contrast, a negative alpha indicates the Fund has not performed as well as its beta would predict. The alpha may be seen as a measurement of the value added or subtracted by a fund manager.

     As of June 30, 1998 the Fund's beta was 0.70, its R-squared was 0.37, and its standard deviation for the three, five, and ten year periods were 14.03%, 15.82%, and 13.17%, respectively.

INVESTMENT ADVISER

     The Fund's investment adviser, Fasciano Company, Inc. (the "Adviser"), furnishes continuing investment supervision to the Fund and is responsible for overall management of the Fund's business affairs. It furnishes office space, equipment, and personnel to the Fund and assumes the expenses of printing and distributing the Fund's prospectus and reports to prospective investors. The Fund pays all of its expenses except those specifically assumed by the Adviser, including but not limited to printing and postage charges; securities registration, custodian and transfer agency fees; accounting services fees and audit and legal fees.

     For its services, the Adviser receives a monthly fee at an annual rate of 1% of the average daily net asset value of the Fund. The Investment Advisory Agreement provides that the Adviser will reimburse the Fund to the extent that its total annual operating expenses exceed 2%, exclusive of (i) taxes, (ii) interest charges, (iii) litigation and other extraordinary expenses, and (iv) brokers' commissions and other charges relating to the purchase and sale of the Fund's portfolio securities.

     The investment advisory fees of the Fund for the fiscal years ended June 30, 1998, 1997, and 1996 were $604,499, $334,647 and $247,479, respectively.
During those fiscal years, the Fund operated within all applicable expense limitations without reimbursement by the Adviser.

     The Adviser is a registered investment adviser organized in November 1986. Michael F. Fasciano is the sole shareholder of the Adviser.

DIRECTORS AND OFFICERS

     The directors and officers of the Fund and their principal business activities during the past five years are:

                              Position Held             Principal Occupations
Name, Address and Age         with Fund                 and other Affiliations
---------------------         -------------             ----------------------

Michael F. Fasciano*<F10>     Director, President       Director, President and
Suite 2800                    and Treasurer             Treasurer of Fasciano
190 South LaSalle St.                                   Company, Inc. since
Chicago, Illinois 60603                                 November 1986.  Mr.
Age 43                                                  Fasciano is a Chartered
                                                        Financial Analyst.

Susan N. Fasciano*<F10>       Secretary                 Private investor.
Suite 2800
190 South LaSalle Street
Chicago, Illinois  60603
Age 39

David R. Long                 Director                  Vice President -
The Gallagher Center                                    Investments of Arthur
Two Pierce Place                                        J. Gallagher & Co.,
Itasca, Illinois  60143-3141                            Inc., a New York Stock
Age 46                                                  Exchange listed
                                                        international insurance
                                                        and risk management
                                                        services firm, since
                                                        May 1989.

Mark B. Mandich               Director                  Executive Vice
PPM America, Inc.                                       President - Finance and
225 West Wacker                                         Administration, and
Suite 1200                                              Director, PPM America,
Chicago, Illinois  60606                                Inc., an investment
Age 38                                                  management firm, since
                                                        May 1993; Experienced
                                                        Manager, Arthur
                                                        Andersen & Co., public
                                                        accountants, prior
                                                        thereto.

Joseph Neuberger              Assistant Secretary       Vice President, Firstar
Firstar Trust Company                                   Trust Company, since
615 East Michigan Street                                1994;  Manager, Arthur
Milwaukee, WI  53202                                    Andersen LLP, prior
Age 36                                                  thereto.

Michael T. Karbouski          Assistant Secretary       Trust Officer, Firstar
Firstar Trust Company                                   Trust Company, since
615 East Michigan Street                                1995; Business
Milwaukee, WI 53202                                     Development
Age 33                                                  Representative, Firstar
                                                        Funds, prior thereto.

     *<F10> Michael F. Fasciano and Susan N. Fasciano are "interested persons" of the Fund as defined in the 1940 Act. Michael Fasciano and Susan Fasciano are husband and wife.

     The only compensation paid to directors and officers of the Fund for their services as such consists of $2,000 paid to directors who are not interested persons of the Fund or the Adviser. The Fund has no retirement or pension plans.

     The following table sets forth compensation paid by the Fund during the fiscal year ended June 30, 1998 to each of the directors of the Fund. The Fund is not part of a fund complex and has no retirement or other benefit plans for directors.

                                              Aggregate
                                              Compensation
Name of Director                              From the Fund
----------------                              -------------
Michael F. Fasciano                                  $0
Susan N. Fasciano                                     0
David R. Long                                     2,000
Mark B. Mandich                                   2,000

     At August 31, 1998 the directors and officers as a group owned beneficially 62,743 shares, or 1.9% of the outstanding shares of the Fund.

CERTAIN SHAREHOLDERS

     As of August 31, 1998, the only persons known by the Fund to own beneficially 5% or more of the outstanding shares of the Fund were: Nancy J. Nicholas, who owned 509,190.959 shares (or 15.1% of the outstanding shares) and Albert O. Nicholas, who owned 272,006.422 shares (or 8.1% of the outstanding shares). Both Nancy J. Nicholas and Albert O. Nicholas reside at 6002 Highway 83, Hartland, Wisconsin 53029. In addition, Charles Schwab & Co., Inc., held 979,045.54 shares (or 29.1% of the outstanding shares), and Donaldson Lufkin & Jenrette held 142,000.45 (or 4.2% of the outstanding shares) as shareholders of record on behalf of their customers, but not beneficially.

PURCHASING AND REDEEMING SHARES

     You may purchase or redeem shares of the Fund through some broker-dealers, banks or other institutions that have made Fund shares available to their customers ("financial services companies"). Some financial services companies may charge fees to their customers, including fees on purchases or redemptions of Fund shares. Those charges, if imposed, could constitute a substantial portion of a smaller account and may not be in your best interest.

     Some financial services companies charge no fees or fewer fees to their customers. However, for accounting and shareholder services provided by such company with respect to Fund shares held by that company for its customers, the company may charge a fee (currently a percentage of the annual average value of those accounts).

     The Fund may enter into an arrangement with some financial services companies authorizing the financial services company to process purchase orders or redemption requests on behalf of the Fund on an expedited basis, including requesting share redemptions by telephone ("authorized agents"). Receipt of a purchase order or redemption request by an authorized agent will be deemed to be receipt by the Fund for purposes of determining the net asset value of Fund
shares to be purchased or redeemed.    For purchase orders placed through those
authorized agents, a shareholder will pay the Fund's net asset value per share next computed after the receipt by the authorized agent of such purchase order, plus any applicable transaction charge imposed by the agent. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect the net asset value per share next computed after the receipt by the authorized agent of the redemption order, less any redemption fees imposed by the agent.

     Net Asset Value. Share purchase and redemption orders will be priced at the Fund's net asset value next computed after such orders are received by: (i) Firstar, as transfer agent for the Fund; (ii) an authorized agent of the Fund. The net asset value of the shares of the Fund is determined as of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m. Central time) each day the NYSE is open for unrestricted trading. The Fund's net asset value will not be determined on any day on which the New York Stock Exchange is not open for trading. That Exchange is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If one of these holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively.

     For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or lacking any reported sales on that day, at the most recent bid quotations. Other securities traded over-the-counter are also valued at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the board of directors. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Calculations of net asset value are performed by Firstar Trust Company, the Fund's custodian.

     The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Redemptions in excess of the above amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities.

     Because it can be more expensive for the Fund to maintain small accounts, the Fund has reserved the right, on 60 days' written notice to the shareholder, to redeem shares in any account and send the proceeds to the owner, if the account has a value of less than a stated minimum. It is the Fund's current policy not to exercise its right to redeem small accounts. No change in that policy would be implemented without advance notice having been given to shareholders.

ADDITIONAL TAX INFORMATION

     The Fund intends to continue to qualify, as it has done since it first offered its shares to the public, as a regulated investment company under Subchapter M of the Internal Revenue Code and thus not be subject to federal income taxes on amounts it distributes to shareholders.

     The Fund intends to distribute to shareholders annually any capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on Fund investments, to the extent such gains exceed recognized capital losses and any net capital loss carryovers of the Fund. Shareholders will be advised of the nature of such capital gain distributions. Your distributions will be taxable to you, under income tax law, whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in January but was declared in October, November or December of the prior calendar year is deemed paid in the prior calendar year.

     The Internal Revenue Service Restructuring and Reform Act of 1998 eliminated the requirement that capital assets be held for more than 18 months in order to be taxed at the lowest rate in effect under current law, and instead permits capital assets to be so taxed if held for more than one year. This change applies generally to taxable years ending after December 31, 1997. You will be subject to income tax at ordinary rates on income dividends and distributions of net short-term capital gain. Distributions net long-term capital gains are taxable to you as long-term capital gains (currently taxed at a maximum rate of 20%) regardless of the length of time you have held your shares. Long-term gains are those from securities held more than one year. You are urged to consult your tax advisor to assess the impact of the new legislation on your individual circumstances.

     If you realize a loss on the sale of Fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gain distributions you have received with respect to those shares.

     The Fund may be required to withhold federal income tax ("backup withholding") from certain payments to you, generally redemption proceeds. Backup withholding may be required if:

     . You fail to furnish your properly certified social security or other tax identification number;

     . You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income;

     . The IRS informs the Fund that your tax identification number is incorrect.

     These certifications are contained in the application that you complete when you open your Fund account. The Fund must promptly pay the IRS all amounts withheld. Therefore, it is not usually possible for the Fund to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.

     This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on the Fund or an investor. Investors are urged to consult their own tax advisers for a complete review of the tax ramifications of an investment in the Fund.

PORTFOLIO TRANSACTIONS

     The Adviser has discretion to select brokers and dealers to execute portfolio transactions initiated by the Adviser and to select the markets in which such transactions are to be executed. The primary responsibility regarding portfolio transactions is to seek the best combination of net price and execution for the Fund. When executing transactions for the Fund, the Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission. Transactions of the Fund in the over-the-counter market are executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained otherwise.

     In selecting brokers or dealers to execute particular transactions and in evaluating the best net price and execution available, the Adviser is authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), statistical quotations, specifically the quotations necessary to determine the Fund's asset value, and other information provided to the Fund or the Adviser. The Adviser is also authorized to cause the Fund to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Adviser exercises investment discretion. It is possible that certain of the services received by the Adviser attributable to a particular transaction will benefit one or more other accounts for which investment discretion is exercised by the Adviser.

     In valuing research services, the Adviser makes a judgment of the usefulness of research and other information provided by a broker to the Adviser in managing the Fund's investment portfolio. In some cases, the information, e.g., data or recommendations concerning particular securities, relates to the specific transaction placed with the broker, but for the greater part the research consists of a wide variety of information concerning companies, industries, investment strategy, and economic, financial and political conditions and prospects, useful to the Adviser in advising the Fund.

     The Adviser is the principal source of information and advice to the Fund and is responsible for making and initiating the execution of investment decisions by the Fund. However, the board of directors of the Fund recognizes that it is important for the Adviser, in performing its responsibilities to the Fund, to continue to receive and evaluate the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of the Fund to take into account the value of the information received for use in advising the Fund. The extent, if any, to which the obtaining of such information may reduce the expenses of the Adviser in providing management services to the Fund is not determinable. In addition, it is understood by the board of directors that other clients of the Adviser might also benefit from the information obtained for the Fund, in the same manner that the Fund might also benefit from the information obtained by the Adviser in performing services for others.

     For the fiscal years ended June 30, 1998, 1997, and 1996, the Fund paid brokerage commissions, not including the gross underwriting spread on securities purchased in underwritten public offerings, aggregating $66,326, $20,095, and $18,363, respectively.

     Although investment decisions for the Fund would be made independently from those for other investment advisory clients of the Adviser, if any, it might develop that the same investment decision is made for both the Fund and one or more other advisory clients. If both the Fund and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

     Administrator.  Firstar Trust Company ("Firstar"), 615 East Michigan
     -------------
Street, Milwaukee, Wisconsin 53202 serves as the Fund's Administrator. Firstar is not an affiliate of the Adviser or its affiliates. The Fund Administration Servicing Agreement entered into between the Fund and Firstar relating to the Fund (the "Administration Agreement") will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the board of directors of the Fund upon the giving of ninety (90) days' written notice to Firstar, or by Firstar upon the giving of ninety (90) days' written notice to the Fund.

     Under the Administration Agreement, Firstar shall exercise reasonable care and is not liable for any error or judgment or mistake of law or for any loss suffered by the Corporation in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of Firstar in the performance of its duties under the Administration Agreement.

     The Fund will pay Firstar a monthly fee at the annual rates of 0.06% of the Fund's average daily net assets up to $200 million, 0.05% of the next $500 million of average daily net assets, and 0.03% of average daily net assets in excess of $700 million, subject to the minimum annual fees described herein.
For the fiscal year ending June 30, 1998, the minimum annual fee will be $24,000, and for the fiscal year ending June 30, 1999, the minimum annual fee will be $27,000; provided that the minimum annual fee will rise to $30,000 at the earlier of (i) the time the assets of the Fund reach $50 million and (ii) July 1, 1999.

     Custodian and Fund Accounting Agent.  Firstar also acts as custodian of the
     -----------------------------------
securities and other assets of the Fund. As custodian, Firstar is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. Firstar also performs portfolio accounting services for the Fund. The custodian's address is P.O. Box 701, Milwaukee, Wisconsin 53201.

     In addition, the Fund has entered into a Fund Accounting Servicing Agreement with Firstar pursuant to which Firstar has agreed to maintain the financial accounts and records of the Fund and provide other accounting services to the Fund.

     Transfer Agent.  Firstar also serves as transfer agent and dividend
     --------------
disbursing agent for the Fund under a Shareholder Servicing Agent Agreement. As transfer and dividend disbursing agent, Firstar has agreed to (i) issue and redeem shares of the Fund, (ii) make dividend and other distributions to shareholders of the Fund, (iii) respond to correspondence by Fund shareholders and others relating to its duties, (iv) maintain shareholder accounts, and (v) make periodic reports to the Fund.

INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP, 33 West Monroe Street, Chicago, Illinois 60603, audits and reports on the Fund's annual financial statements, reviews certain regulatory reports, prepares the Fund's income tax returns, and performs other professional accounting, auditing, tax, and advisory services when engaged to do so by the Fund.

FINANCIAL STATEMENTS

     The Fund's annual report for its fiscal year ended June 30, 1998, a copy of which accompanies this statement of additional information, contains financial statements, notes thereto and a report of independent public accountants, all of which (but no other part of the annual report) is incorporated herein by reference.

     Additional copies of the annual report may be obtained without charge by writing or telephoning the Fund at the address or telephone number shown on the front cover of this statement of additional information.

                                    APPENDIX
                                   ---------

                            DESCRIPTION OF BOND RATINGS

A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Fund's investment adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of rating used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

Ratings by Moody's

Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

S&P Ratings

AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


                           PART C  OTHER INFORMATION

 Item 24                 Financial Statements and Exhibits
                         ---------------------------------

  (a)                    Financial statements:
                         ---------------------

  (i)                    Financial statements included in Part A of
                           this registration statement:
                           Financial Highlights.

 (ii)                    Financial statements included in Part B of
                           this registration statement -- incorporated by reference to the following portions of Registrantis annual report to Shareholders for the fiscal year ended June 30, 1998, filed with the Commission on September 2, 1998:

                           - Report of independent public accountants

                           - Schedule of Portfolio Investments at
                             June 30, 1998

                           - Statement of Assets and Liabilities at
                             June 30, 1998

                           - Statement of Operations for the year ended
                             June 30, 1998

                           - Statement of Changes in Net Assets for the
                             years ended June 30, 1998 and 1997

                           - Financial Highlights

                           - Notes to financial statements

(iii)                    Financial statements included in Part C of
                           this amendment:  none


Note:                      - Schedule I - the required information is presented
                             in the Schedule of Portfolio Investments at June 30, 1998

                           - Schedules II, III, IV, and V have been omitted
                             as the required information is not present.

  (b)                    Exhibits:
                         ---------

  No.     EDGAR          Exhibit
  ---     --------       --------

    1     Ex 99.B1       Restated articles of incorporation3<F13>

    2     Ex 99.B2       Bylaws3<F13>

    3     Ex 99.B3       None

    4     Ex 99.B4       Form of common stock certificate1<F11>

    5     Ex 99.B5       Investment advisory agreement with Fasciano Company,
                           Inc.3<F13>

    6     Ex 99.B6       None

    7     Ex 99.B7       None

    8     Ex 99.B8       Custody agreement with Firstar Trust Company (formerly
                           First Wisconsin Trust Company)3<F13>

    9     Ex 99.B9A      Shareholder servicing agreement with Firstar Trust
                           Company (formerly First Wisconsin
                           Trust Company3<F13>)

  9.1     Ex 99.B9B      Accounting Services Agreement with
                           Firstar Trust Company3<F13>

   10     Ex 99.B10      Consent of Bell, Boyd & Lloyd

   11     Ex 99.B11      Consent of independent public accountants

   12     Ex 99.B12      None

 13.1     Ex 99.B13A     Initial 1987 Subscription Agreement for
                           Individuals2<F12>

 13.2     Ex 99.B13B     Initial 1987 Subscription Agreement for
                           Corporations2<F12>, Trusts and Partnerships

 13.3     Ex 99.B13C     Initial 1988 Subscription Agreement2<F12>

 13.4     Ex 99.B13D     Second 1988 Subscription Agreement2<F12>

 13.5     Ex 99.B13E     Third 1988 form of Subscription Agreement2<F12>

   14     Ex 99.B14      Individual Retirement Account Prototype Plan,
                           Disclosure Statement and applications2<F12>

 14.1     Ex 99.B14.1    Amended Individual Retirement Account Prototype Plan,
                           Disclosure Statement and applications

   15     Ex 99.B15      None

   16     Ex 99.B16      Schedule for computation of performance quotations

   17     Ex 27          Financial Data Schedule
------
     1<F11>Incoporated by reference to the exhibit of the same number filed with pre-effective amendment No. 2 to registrant's registration statement on Form N-1A, No. 33-23997 (the "Registration Statement") filed on November 8, 1988.

     2<F12>Incorporated by reference to the exhibit of the same number filed with post-effective amendment no. 6 to the Registration Statement, filed on Octoboer 27, 1994.

     3<F13>Incorporated by reference to the exhibit of the same number filed with post-effective amendment no. 8 to the Registration Statement, filed on Octoboer 31, 1996.

Item 25.  Persons Controlled By or Under Common Control with Registrant
          -------------------------------------------------------------

     The registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the registrant within the meaning of this item. The information in the prospectus under the caption "Management of the Fund" and in the Statement of Additional Information under the caption "Management" is incorporated by reference.

Item 26.  Number of Holders of Securities
          -------------------------------

     As of July 31, 1998 there were 2,992 record holders of registrant's capital stock. Registrant has no other class of securities.

Item 27.  Indemnification
          ---------------
     Section 2-418 of the General Corporation Law of Maryland authorizes the registrant to indemnify its directors and officers under specified circumstances. Article Ninth of the Charter of the registrant (exhibit 1 to this amendment, which is incorporated herein by reference) provides in effect that the registrant shall provide certain indemnification of its directors and officers. In accordance with section 17(h) of the Investment Company Act, this provision of the charter shall not protect any person against any liability to the registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

     The information in the prospectus under the caption "Management of the Fund
- Directors and Investment Adviser" is incorporated by reference. Except as noted therein, neither Fasciano Company, Inc., nor any of its directors or officers, has at any time during the past two years been engaged in any other business, profession, vocation or employment of a substantial nature either for its or his own account or in the capacity of director, officer, employee, partner or trustee.

Item 29.  Principal Underwriters
          ----------------------

               (a)  None

               (b)  None

               (c)  None

Item 30.  Location of Accounts and Records
          --------------------------------

          Michael F. Fasciano
          President
          Fasciano Fund, Inc.
          190 S. LaSalle St., Suite 2800
          Chicago, Illinois  60603

Item 31.  Management Services
          -------------------
          None

Item 32.  Undertakings
          ------------
          (a)  Not applicable

          (b)  Not applicable

          (c) The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on September 11, 1998.


                                        FASCIANO FUND, INC.



                                        By /s/ Michael F. Fasciano
                                           ------------------------------
                                           Michael F. Fasciano, President

      Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

   Name                       Title                         Date
   ----                       -----                         ----

/s/ Michael F. Fasciano       Director, President and       )
-----------------------        Treasurer (principal         )
Michael F. Fasciano             executive and               )
                                financial officer)          )
                                                            )
                                                            )
/s/ David R. Long             Director                      ) September 11, 1998
-----------------------                                     )
 David R. Long                                              )
                                                            )
                                                            )
                                                            )
/S/ Mark B. Mandich           Director                      )
-----------------------                                     )
Mark B. Mandich                                             )

                  INDEX OF EXHIBITS FILED WITH THIS AMENDMENT
                  -------------------------------------------

Exhibit
Number    EDGAR          Exhibit
------    -----          -------
 10       Ex. 99.B10     Opinion and Consent of Bell, Boyd & Lloyd

 11       Ex 99.B11      Consent of independent public accountants

 14.1     Ex 99.B14.1    Amended Individual Retirement Account Prototype Plan,
                           Disclosure Statement and applications

 16       Ex 99.B16      Schedule for computation of performance quotations

 17       Ex 27          Financial Data Schedule